Subsequent Events	1 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
NOTE 9 — SUBSEQUENT EVENTS
The Company evaluated subsequent events and trans
a
ctions that occurred after the balance sheet date and through the date that the financial statements are issued. Based upon this review, other than noted below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements
.
On June 29, 2026, the Company effected a 1 for 1.33333 share split of the founder shares and EBC founder shares, res ult
ing in the Sponsor holding an aggregate of 3,833,333 founder shares, and EBC holding 266,667 EBC founder shares. On the same day, EBC agreed to forfeit and cancel 66,667 EBC founder shares. All share and per share data has been retrospectively presented.